          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for use of the Commission only (as permitted by rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                         Chart House Enterprises, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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

                        [LOGO OF CHARTHOUSE RESTAURANTS]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 16, 2001

To the Stockholders of Chart House Enterprises, Inc.:

   The Annual Meeting of Stockholders (the "Annual Meeting") of Chart House Enterprises, Inc., a Delaware corporation (the "Company"), will be held at One North Franklin Street, 3rd Floor, Chicago, Illinois 60606, on Wednesday, May 16, 2001 at 10:00 a.m. local time for the following purposes:

  (1) To elect eight directors; and

  (2) To transact such other business as may properly come before the meeting.

   The Board of Directors has fixed the close of business on April 2, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. A list of such stockholders will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours at the offices of the Company at 640 North LaSalle Street, Suite 295, Chicago, Illinois, during the ten days prior to the Annual Meeting.

   In order to constitute a quorum for the conduct of business at the Annual Meeting, holders of a majority of all outstanding shares of the Company's Common Stock must be present in person or be represented by proxy. We hope that you will take this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed proxy in the postage paid, return envelope provided or by casting your vote in person at the Annual Meeting.

                                          By Order of the Board of Directors

                                          [SIGNATURE]

                                          Kenneth R. Posner
                                          Secretary

April 23, 2001
Chicago, Illinois

                         CHART HOUSE ENTERPRISES, INC.

                            640 North LaSalle Street
                               Chicago, IL 60610

                               ----------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 16, 2001

                               ----------------

General Information on the Meeting

   This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Chart House Enterprises, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting (including any adjournments or postponements thereof) to be held at One North Franklin Street, 3rd Floor, Chicago, Illinois, 60606, on Wednesday, May 16, 2001, at 10:00 a.m., local time.

   The entire cost of soliciting proxies will be borne by the Company, including expenses in connection with preparing and mailing proxy solicitation materials. In addition to use of the mails, proxies may be solicited by certain officers, directors and regular employees of the Company, without extra compensation, by telephone, facsimile transmission or personal interview. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending proxies and proxy material to the beneficial owners of the Company's common stock, par value $.01 per share (the "Common Stock"). This Proxy Statement, the accompanying form of Proxy and the other enclosed documents are first being mailed to stockholders of the Company on or about April 23, 2001.

Record Date and Voting

   Only stockholders of record at the close of business on April 2, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. As of the close of business on the Record Date, 11,806,666 shares of the Company's Common Stock were issued and outstanding. Each stockholder is entitled to one vote for each share of Common Stock held on all matters to come before the Annual Meeting. A list of stockholders will be available for examination by stockholders at the Annual Meeting.

   The presence, either in person or by proxy, of persons entitled to vote a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A stockholder giving a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company written notice of revocation or by appearing at the Annual Meeting and voting in person. A prior proxy is automatically revoked by a stockholder giving a valid proxy bearing a later date. Shares represented by all valid proxies will be voted in accordance with the instructions contained in the proxies. In the absence of instructions, shares represented by valid proxies will be voted as recommended by the directors.

   For the election of the eight directors, all outstanding shares of the Company's Common Stock vote together as a single class. Assuming a quorum is present, the election of the eight directors will be determined by a plurality of the votes cast. In the case of shares that are present at the Annual Meeting for quorum purposes, not voting those shares for a particular nominee for director (including withholding authority on the proxy) will not operate to prevent the election of that nominee if he otherwise receives the requisite affirmative votes. Abstentions do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast". For the purposes of determining the outcome of any matter, "broker non-votes" (i.e., shares held by brokers or nominees that are represented at the Annual Meeting by properly signed and returned proxies, but with respect to which the broker or nominee is not empowered to vote on a particular matter) will be treated as not present and not entitled to vote with respect to that matter (although such shares may be entitled to vote on other matters), and will be deemed to be present and entitled to vote for quorum purposes.

                Security Ownership of Certain Beneficial Owners

   The following table sets forth, as of April 2, 2001 (unless otherwise indicated in a footnote), information concerning the beneficial ownership of voting securities of the Company by the persons who are known by the Company to own beneficially more than 5% of the outstanding shares of the Company's voting stock.

  Title of              Name and Address             Amount and Nature of
   Class              of Beneficial Owner          Beneficial Ownership (1) Percent of Class
  --------            -------------------          -----------------------  ----------------
Common Stock  Samstock, L.L.C.                            4,554,279(2)            38.4%
              Samstock/ZFT, L.L.C.                        3,775,479(2)            32.0%
              Samstock/Alpha, L.L.C.                      3,775,479(2)            32.0%
              F. Philip Handy, as Trustee of
               Blaine Trust                               3,775,479(2)            32.0%
              F. Philip Handy                             3,798,724(2)            32.2%
              MelChart, L.L.C.                            3,775,479(2)            32.0%
              (see footnote 2 below for addresses)

Common Stock  Metropolitan Life Insurance Company         1,148,375(3)             9.7%
              MetLife, Inc.                               1,148,375(3)             9.7%
              (see footnote 3 below for addresses)

Common Stock  The TCW Group, Inc.                           774,400(4)             6.6%
              Robert Day                                    774,400(4)             6.6%
              (see footnote 4 below for addresses)

Common Stock  Dimensional Fund Advisors, Inc.               782,800(5)             6.6%
              1299 Ocean Avenue, 11th Floor
               Santa Monica, CA 90401

--------
(1) The amount of Common Stock beneficially owned is reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.
(2) The amount of shares beneficially owned by each referenced entity is set forth in the Schedule 13D/A dated August 17, 2000 or is based on information supplied to the Company by such entity. Pursuant to the terms of a Stockholder's Agreement dated October 1, 1997, as amended, among the referenced entities, each entity/Stockholder appointed Samstock, L.L.C., its true and lawful attorney and proxy during the period of such Stockholder's Agreement, to appear for, represent, and vote the shares held by each entity/ Stockholder, as defined in the Stockholder's Agreement, subject to the voting restrictions contained in such Stockholder's Agreement. 778,800 of the shares listed as beneficially owned by Samstock, L.L.C. and 23,245 of the shares listed as beneficially owned by F. Philip Handy are not subject to the terms of the Stockholder's Agreement. The addresses for these entities are as follows: Samstock, L.L.C., Samstock/ZFT, L.L.C. and Samstock/Alpha, L.L.C., c/o Equity Group Investments, L.L.C, Two North Riverside Plaza, Suite 600, Chicago, IL 60606; F. Philip Handy, both individually and as Trustee of Blaine Trust, 222 West Comstock, Winter Park, FL 32789, and MelChart, L.L.C., 5419 N. Sheridan Road, Chicago, IL 60640.
(3) Pursuant to a Schedule 13G/A filed with the SEC for calendar 2001, Metropolitan Life Insurance Company and MetLife, Inc. have shared voting and dispositive power of the shares reported herein. The address for these entities is One Madison Avenue, New York, NY 10010-3690.

(4) Pursuant to a Schedule 13G/A filed with the SEC for calendar year 2001, The TCW Group, Inc. and Robert Day have shared voting and dispositive power of the shares reported herein. The address for The TCW Group, Inc. and Mr. Day is 865 South Figueroa Street, Los Angeles, CA 90017.
(5) Pursuant to a Schedule 13G filed with the SEC for calendar 2001, Dimensional Fund Advisors, Inc. is an Investment Advisor registered under
    Section 203 of the Investment Act and furnishes advice to four investment companies registered under the Investment Act and serves as investment manager to certain other investment vehicles, including co-mingled group trusts. In its role as investment advisor and manager, Dimensional possesses both voting and investment power. All shares reported herein are owned by the investment companies or vehicles and Dimensional disclaims beneficial ownership of such shares.

                       Proposal -- Election of Directors

   There are currently eight directors on the Company's Board of Directors. Each of the current directors has consented to be a nominee and has agreed to serve if elected. The proxy holders will vote the proxies received by them for all eight nominees if so instructed on a proxy card, or if no instruction is given, or in the unlikely event that any nominee becomes unable to serve as a director, for other persons designated by the Board of Directors. Set forth opposite the name of each nominee is his or her age, principal occupation for the past five years, the name and principal business of any corporation or other organization in which such employment is carried on and other business directorships held by the director or nominee as of April 2, 2001. The Company is not presently aware of any circumstance which would prevent any nominee from fulfilling his or her duties as a director of the Company.

                                                                Year First
 Name                Age        Principal Occupation          Became Director
 ----                ---        --------------------          ---------------
 Samuel Zell........  59 Samuel Zell has been Chairman of          1997
                         the Board of the Company since May
                         1998. Mr. Zell has been Chairman
                         of Equity Group Investments,
                         L.L.C., a private investment firm,
                         since 1999 and had been Chairman
                         of the Board of Equity Group
                         Investments, Inc., a private
                         investment firm, for more than
                         five years before 1999. Mr. Zell
                         serves as Chairman of the board of
                         directors of Anixter International
                         Inc., American Classic Voyages
                         Co., Capital Trust, Inc.,
                         Danielson Holding Corporation and
                         Manufactured Home Communities,
                         Inc. Mr. Zell also serves as
                         Chairman of the Boards of Trustees
                         of Equity Residential Properties
                         Trust and Equity Office Properties
                         Trust.

 Thomas J. Walters..  42 Thomas J. Walters has been Chief          1998
                         Executive Officer of the Company
                         since November 1998 and had been
                         President from November 1998 until
                         April 2001 and Chief Operating
                         Officer from February 1998 until
                         November 1998. From March 1995
                         until February 1998, Mr. Walters
                         had been President of Morton's of
                         Chicago restaurants nationwide. He
                         also held the positions at
                         Morton's of Vice President of
                         Operations and Regional Manager.

                                                                Year First
 Name                          Age   Principal Occupation     Became Director
 ----                          ---   --------------------     ---------------
 Barbara R. Allen.............  48 Barbara R. Allen is             1998
                                   Chief Executive Officer
                                   of the Women's United
                                   Soccer Association, the
                                   U.S. professional
                                   women's soccer league.
                                   Ms. Allen was previously
                                   the President and Chief
                                   Operating Officer of
                                   Paladin Resources, LLC
                                   ("Paladin"), an Internet
                                   service provider
                                   management company.
                                   Prior to becoming
                                   President and Chief
                                   Operating Officer of
                                   Paladin, Ms. Allen
                                   served as President,
                                   Corporate Supplier
                                   Solutions, Corporate
                                   Express, a supplier of
                                   office products and
                                   related services.
                                   Ms. Allen also held a
                                   number of positions with
                                   the Quaker Oats Company
                                   over her 23 years at
                                   that company, most
                                   recently holding the
                                   position of Executive
                                   Vice President,
                                   International Food
                                   Products from 1995-1998.
                                   Ms. Allen is a director
                                   of Maytag Corporation
                                   and Tyson Foods.

 Linda Walker Bynoe...........  48 Linda Walker Bynoe has          1998
                                   been a principal of
                                   Telemat Ltd., a private
                                   investment and financial
                                   services firm, since
                                   June 1989. She currently
                                   serves as President and
                                   Chief Executive Officer
                                   of Telemat Ltd. Ms.
                                   Bynoe serves on the
                                   board of directors of
                                   American Odyssey Funds,
                                   Inc.

 William M. Diefenderfer III..  55 William M. Diefenderfer         1991
                                   III has been a partner
                                   in the law firm of
                                   Diefenderfer, Hoover,
                                   Boyle & Wood for more
                                   than six years. He
                                   serves on the board of
                                   directors of USA
                                   Education, Inc. and is
                                   President of e-Numerate
                                   Solutions, Inc.

 Jeffrey D. Klein.............  42 Jeffrey D. Klein has            2001
                                   been a Managing Director
                                   of Equity Group
                                   Investments, L.L.C.
                                   since 1996. From 1987
                                   through 1996, Mr. Klein
                                   was with Citicorp
                                   Securities, Inc. where
                                   he headed the Chicago
                                   based loan structuring
                                   and syndication unit
                                   from 1994-1996.

 Robert A. McCormack..........  57 Robert A. McCormack is          2000
                                   Vice Chairman of the
                                   Board and Chief
                                   Executive Officer of the
                                   Real Estate Roundtable,
                                   a Washington, D.C. based
                                   legislative trade group.
                                   Mr. McCormack was a
                                   Managing Director at
                                   Equity Group
                                   Investments, L.L.C. from
                                   August 1999 until July
                                   2000. Mr. McCormack was
                                   employed by Citicorp
                                   Inc. from 1973 until
                                   1999, last serving as
                                   Corporate Executive Vice
                                   President with
                                   responsibility as co-
                                   head of Global Corporate
                                   Banking for Citicorp's
                                   business of providing
                                   products and services
                                   worldwide to global
                                   corporate customers.

 Stephen Ottmann..............  46 Stephen Ottmann has been        1998
                                   President and Chief
                                   Executive Officer of
                                   Lettuce Entertain You
                                   Enterprises, Inc.
                                   ("Lettuce Entertain
                                   You"), an owner and
                                   operator of restaurants,
                                   since February 1999.
                                   From January 1996 to
                                   February 1999, Mr.
                                   Ottmann was Executive
                                   Vice President and Chief
                                   Operating Officer of
                                   Lettuce Entertain You.

The Board of Directors recommends a vote FOR each of the nominees listed above.

               Committees and Meetings of the Board of Directors

   The Board of Directors held five meetings and took various actions by unanimous written consent during 2000. Each director attended at least 75% of the total number of meetings of the Board of Directors and of Board committees of which he or she was eligible to attend.

   The Board of Directors has established four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating Committee.

   Executive Committee. The Executive Committee, which did not hold a meeting in 2000, exercises the full powers of the Board of Directors to the extent permitted by law in the intervals between Board meetings. The Executive Committee consists of Messrs. McCormack, Walters and Zell.

   Compensation Committee. The Compensation Committee, which held four meetings in 2000, reviews and makes recommendations to the Board of Directors on the compensation and benefits payable to the executive officers and key employees of the Company and is responsible for administering the Company's stock option and incentive compensation plans, severance plan and diversity policy. The Compensation Committee consists of Mmes. Allen and Bynoe and Mr. Diefenderfer.

   Nominating Committee. The Nominating Committee, which did not hold a meeting in 2000, but did take action by unanimous written consent, is responsible for
(i) recommending nominees for election as directors and for appointment as directors to fill vacancies; (ii) considering any nominations for election as director submitted by stockholders; and (iii) making recommendations concerning the organization and size of the Company's Board of Directors and committees of the Board of Directors. The Nominating Committee consists of Messrs. Ottmann and Zell and Ms. Allen. Stockholders who wish to submit recommendations of nominees for election as directors should submit the recommendations to the Company at its executive offices stating in detail the qualifications of the proposed candidates.

   Audit Committee. The Audit Committee, which held four meetings in 2000, has the primary responsibility for ensuring the integrity of the financial information reported by the Company. The Audit Committee's functions include:
(i) to make recommendations concerning the selection of independent auditors;
(ii) to review the scope of the annual audit to be performed by the independent auditors; (iii) to review the results of those audits; and (iv) to meet periodically with management and the Company's independent public accountants to review financial, accounting and internal control matters. The Audit Committee consists of Mmes. Allen and Bynoe and Mr. Diefenderfer.

                           Compensation of Directors

   During 2000, the Company paid an annual fee to its non-employee directors of $35,000. Such fees are paid in stock units or stock options pursuant to the 2000 Nonemployee Director Equity Compensation Plan.

                             Executive Compensation

   The following table sets forth compensation for services in all capacities to the Company for the fiscal years ended December 25, 2000, December 27, 1999 and December 28, 1998, of those persons who were, during the fiscal year ended December 25, 2000: (i) the chief executive officer, or acting in that capacity and (ii) the other most highly compensated executive officer of the Company.

                           Summary Compensation Table

                                                     Long-Term
                                                    Compensation
                                                       Awards
                                                    ------------
                                    Annual           Securities
                                 Compensation        Underlying
Name and Principal            ------------------      Options        All Other
Occupation               Year Salary($) Bonus($)    Granted (#)  Compensation($)(2)
------------------       ---- --------- --------    -----------  ------------------
Thomas J. Walters....... 2000  328,115  142,750             0          1,250
 President and Chief     1999  304,077  140,000        75,000          1,250
 Executive Officer       1998  211,154  155,000(1)    285,000              0

William Sullivan(3)..... 2000  180,078        0             0          1,250
 Executive Vice          1999  143,269   45,000        75,000          1,250
 President,              1998   83,116   30,625        25,000              0
 Chief Financial Officer
 and
 Treasurer

--------
(1) Includes a $75,000 signing bonus.
(2) Includes employer matching contributions to the Company's 401(k) plan.
(3) Mr. Sullivan's employment with the Company terminated as of February 2, 2001.

                       Option Grants in Last Fiscal Year

   No options were granted to executive officers of the Company during the last fiscal year.

   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                     Values

                                                          Number of Securities       Value of Unexercised
                                                         Underlying Unexercised     In-the-Money Options at
                         Shares Acquired    Value     Options at December 25, 2000   December 25, 2000(1)
Name                     on Exercise (#) Realized ($)  Exercisable/Unexercisable   Exercisable/Unexercisable
----                     --------------- ------------ ---------------------------- -------------------------
Thomas J. Walters.......         0             0            116,666/243,334                   0/0

William Sullivan(2).....         0             0              32,916/67,084                   0/0

--------
(1) Value is based on the closing price on the New York Stock Exchange of the Company's Common Stock on December 22, 2000, the last day of the fiscal year ended December 25, 2000 on which shares were traded ($4.25). There is no negative value attributed to options which have exercise prices higher than the closing market price.
(2) Options for a total of 100,000 shares of Common Stock held by Mr. Sullivan were forfeited in connection with the termination of his employment as of February 2, 2001.

Compensation Committee Interlocks and Insider Participation

   Mmes. Allen and Bynoe and Mr. Diefenderfer were members of the Compensation Committee during 2000. No Compensation Committee interlocking relationships existed in 2000.

   Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the report presented below and the Performance Graph following shall not be incorporated by reference into any such filings.

            Compensation Committee Report on Executive Compensation

   The Compensation Committee of the Board of Directors is responsible for reviewing and determining the compensation of the executive officers of the Company and all other officers, administering the Company's executive compensation plans, including incentive compensation, the general administration of the stock option plan and other employee benefit plans, and making recommendations to the Board of Directors regarding the adoption of new executive compensation plans.

Compensation Philosophy

   The Compensation Committee's primary objective in developing and administering the Company's executive compensation system is to attract and motivate a quality management team to increase stockholder value. The Company's compensation system emphasizes incentives tied to the attainment of financial performance goals.

   The executive compensation system consists of three major components: base salary, annual incentive and long-term incentive compensation.

   Base Salary. Base salaries for executives are established at a level commensurate with the executive's position in the Company and are relative to peers in other restaurant companies and competitive in the industry. Annual base salary increases are made based upon performance evaluations in accordance with established criteria and, in some instances, made in recognition of the executive taking on additional or extraordinary duties and responsibilities during the relevant review period.

   Annual Incentive Compensation. The Company has traditionally, but not exclusively, relied on incentive bonus compensation as a major component of executive compensation. Under the Corporate Management Compensation Plan, annual bonuses are earned based upon the Company's financial performance, achieving budget and development targets and other performance criteria established by the individual and the Compensation Committee.

   The maximum annual bonus available under the Corporate Management Compensation Plan ranged from 10% to 60% of base salary during 2000, depending on the individual's position in the Company and measurement of his or her performance against the foregoing annual incentive compensation criteria.

   Long-Term Incentive Compensation. Long-term incentives are provided to Company executives in the form of stock option grants under the Company's 1996 Stock Option Plan. The Compensation Committee believes that equity incentives are an effective way of motivating management to increase value to the stockholder and that stock options are the most appropriate type of equity incentive given the characteristics of the Company and its management team.

2000 Executive Officer Compensation

   During 2000, William Sullivan was the only executive officer other than the Chief Executive Officer. He served as the Executive Vice President, Chief Financial Officer and Treasurer.

   Mr. Sullivan's base salary and bonus range were determined by the Compensation Committee based on recommendations made by the Chief Executive Officer and information regarding industry peer group compensation. No bonus compensation was paid to Mr. Sullivan during 2000, nor was he granted any options based on year 2000 performance.

2000 Chief Executive Officer Compensation

   For 2000, Mr. Walters' base salary and bonus range were determined by the Compensation Committee based upon achieving certain of the Corporate Management Compensation Plan Criteria and information regarding industry peer group compensation. Mr. Walters' base salary for 2000 was $325,000.

   Mr. Walters received a bonus for 2000 of $142,750, relating to his individual performance in 2000. Mr. Walters was not granted any stock options during 2000.

Policy on Deductibility of Compensation

   Section 162(m) of the Code generally provides that certain compensation in excess of $1 million per year paid to a company's chief executive officer and any of its four other highest paid executive officers is not deductible by a company unless the compensation qualifies for an exception. This deduction limit generally applies only to compensation that could otherwise be deducted by a company in a taxable year. For 2000, the Compensation Committee does not expect that Section 162(m) will limit the Company's deductibility of compensation paid to any of its executive officers.

   Section 162(m) provides an exception to the deductibility limit for performance-based compensation if certain procedural requirements, including stockholder approval of the material terms of the performance goal, are satisfied. In some cases, it may be necessary in order to attract, retain and incentivize certain individuals to grant options or other performance-based compensation without satisfying the procedural requirements under Section 162(m). The Compensation Committee believes that grants of options at or above then-current market price under the 1996 Stock Option Plan qualify for full deductibility under Section 162(m).

                                          Respectfully submitted,

                                          Barbara R. Allen
                                          Linda Walker Bynoe
                                          William M. Diefenderfer III

                 Certain Relationships and Related Transactions

Director Relationships

   Mr. Zell, our Chairman of the Board, is affiliated with Samstock, L.L.C., our principal stockholder. Affiliates of Samstock have provided us with $13,000,000 in subordinated loans and have entered into a standby purchase agreement described below. Messrs. Zell, McCormack and Klein are Samstock's nominees to the Company's Board of Directors.

The Subordinated Loans

   Between November, 2000 and February, 2001, the Company entered into agreements with EGI-Fund (00) Investors, L.L.C. and EGI-Fund (01) Investors, L.L.C., affiliates of Samstock, providing for up to $13,000,000 in subordinated loans. The outstanding principal balance under these facilities as of March 23, 2001 was $4,677,100. The proceeds from these facilities have been used, in part, to pay outstanding amounts owed to a contractor. The subordinated loans accrue interest at the eurodollar rate (determined in accordance with the Company's senior credit facility) plus 16% and are payable upon the closing of the Rights Offering referred to below or March 31, 2005, whichever is earlier, provided that up to $5,000,000 in loans may remain outstanding following the Rights Offering. The Company also pays a fee on the amounts available to be borrowed under these agreements of 12% per annum.

Standby Purchase Agreement

   In a Rights Offering to its existing stockholders, the Company intends to offer rights to subscribe for shares of Series A preferred stock for an aggregate offering price of $8,500,000. Pursuant to a standby purchase agreement with the Company, EGI-Fund (01) Investors, L.L.C. has agreed to act as a standby purchaser to ensure the sale, at the subscription price, of all of the Series A preferred shares offered under the Rights Offering. In connection with the Rights Offering, the standby purchaser could become the beneficial owner of a majority of the Company's capital stock and the holder of a majority of the voting power of the Company's capital stock. In consideration of the standby purchase commitment, the Company will pay to the standby purchaser a cash fee of $400,000 upon the closing of the Rights Offering.

   The authorized number of directors comprising the Company's Board of Directors is currently eight. Prior to the closing of the Rights Offering, the Company has agreed not to increase the number of directors beyond eight and the standby purchaser and its affiliates have the right to designate a total of four of the eight directors (including any director designation rights to which Samstock is already entitled). Upon the closing of the Rights Offering, the standby purchaser will have the right to designate the number of directors that, together with the number of director designees to which Samstock is entitled, represents at least the percentage of the entire Board of Directors equal to the percentage of the Company's outstanding Common Stock, on a fully diluted and as-converted basis, held by the standby purchaser and its affiliates, provided that there will be a sufficient number of independent directors to satisfy SEC, New York Stock Exchange, Internal Revenue Service and other applicable requirements.

   Until the closing of the Rights Offering, the Company has agreed that, subject to satisfying the stockholder approval requirement under Section 312 of the New York Stock Exchange Listed Company Manual, if applicable, or obtaining a waiver of such requirement from the New York Stock Exchange, if any stockholder would beneficially own 20% or more of the Company's outstanding Common Stock and, upon the closing, the Series A preferred shares on an as converted basis, the standby purchaser and its affiliates will have the right to purchase from the Company, at a reasonable price and upon other reasonable terms of sale to then be agreed upon in good faith, a sufficient amount of the Company's Common Stock or other securities so that, after taking such amount of Common Stock or other securities into account, upon the closing, the standby purchaser and its affiliates will beneficially own more than 50% of the Company's outstanding voting equity securities on a fully diluted basis.

   Until the closing of the Rights Offering, the Company also has agreed not to approve or consummate a "business combination" with any "interested stockholder" (as defined in the Company's certificate of incorporation and Section 203 of the Delaware General Corporation Law) other than the standby purchaser and its affiliates, who becomes an interested stockholder after February 19, 2001 and before the closing of the Rights Offering, without the standby purchaser's prior written consent, provided, however, that this prohibition will not apply in certain specified circumstances subject to, among other things, the Company's payment to the standby purchaser of a fee of $675,000. In addition, until the closing of the Rights Offering, the Company has agreed not to enter into a refinancing or recapitalization transaction in which the standby purchaser and its affiliates are not the source of funds, provided that this prohibition is subject to exceptions in certain circumstances and provided that the Company pay to the standby purchaser a fee of $810,000.

Other Transactions

   During 2000, the Company retained the services of Equity Group Investments, L.L.C., which provides financial advisory services to the Company and is affiliated with Mr. Zell. The Company believes that such services have been on terms no less favorable to the Company than could have been obtained with other independent parties. For the year ended December 25, 2000, fees payable to Equity Group Investments, L.L.C. totaled $259,205.

   During 2000, the Company also retained Lettuce Entertain You as a consultant to evaluate the Company's business operations and restaurant concepts and develop new concepts and menu offerings. The Company paid Lettuce Entertain You a total of approximately $225,000 in fees and expenses during the year ended December 25, 2000. Mr. Ottmann, a director of the Company, is President and Chief Executive Officer and a minority shareholder of Lettuce Entertain You.

                               Performance Graph

   The following graph compares cumulative total stockholder return on the Company's Common Stock with the performance of the New York Stock Exchange Market Index and a restaurant industry peer group index (Standard Industrial Classification (SIC Code 5812-Eating Places)) for the five fiscal year period ended December 25, 2000. The graph assumes that the value of an investment in the Company's Common Stock and each index was $100 on December 30, 1995.

       Comparison of Five-Year Cumulative Total Return Among The Company,
           The New York Stock Exchange Market Index and A Peer Group



                                      1995       1996       1997       1998       1999       2000
--------------------------------------------------------------------------------------------------
  Chart House Enterprises, Inc.      100.00      83.33     108.33     100.00      72.92      70.83
--------------------------------------------------------------------------------------------------
  New York Stock Exchange
  Market Index                       100.00     120.46     158.48     188.58     206.49     211.42
--------------------------------------------------------------------------------------------------
  Peer Group (SIC CODE 5812)         100.00     104.83     110.34     149.07     141.80     135.03

                        Security Ownership of Management

   The following table sets forth, as of April 2, 2001, information concerning the number of shares of the Company's Common Stock, and options to purchase Common Stock that are currently exercisable, or exercisable within 60 days of April 2, 2001, beneficially owned by each of the directors, the executive officers named in the Summary Compensation Table and all directors and executive officers as a group.

                                                        Amount and
                                                         Nature of
   Title of   Name of                                    Beneficial      Percent of
    Class     Beneficial Owner                          Ownership(1)       Class
   --------   ----------------                          -----------      ----------
 Common Stock Barbara R. Allen........................       6,765(2)          *

 Common Stock Linda Walker Bynoe......................      21,150(2)          *

 Common Stock William M. Diefenderfer III.............      93,260(2)(3)       *

 Common Stock Jeffrey D. Klein........................           0            --

 Common Stock Robert A. McCormack.....................           0            --

 Common Stock Stephen Ottmann.........................      33,522(2)(4)       *

 Common Stock Thomas J. Walters.......................     116,666(2)          *

 Common Stock William Sullivan........................       5,323             *

 Common Stock Samuel Zell.............................   4,157,402(2)(5)    35.2%

 Common Stock All directors and executive
              officers as a group (8 persons)............4,428,064          37.1%

--------
 * Less than one percent.
(1) The amounts of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.
(2) Includes shares of Common Stock which may be acquired pursuant to options which are exercisable within 60 days of April 2, 2001 as follows: Ms. Allen (2,500); Ms. Walker Bynoe (2,500); Mr. Diefenderfer (5,000); Mr. Ottmann (2,500); Mr. Zell (2,500); and Mr. Walters (116,666). Also includes shares of Common Stock issuable upon vesting of stock units pursuant to the 2000 Nonemployee Director Equity Compensation Plan within 60 days of April 2, 2001 as follows: Ms. Walker Bynoe (1,506); and Mr. Ottmann (1,506).
(3) Includes 44,555 shares owned directly by Mr. Diefenderfer, 4,055 shares owned by Mr. Diefenderfer in an individual retirement account, 720 shares owned in a supplemental executive retirement plan, 4,650 shares owned as Custodian for a son, 2,100 shares owned by an independent trustee for the benefit of Mr. Diefenderfer's two sons, and 32,180 shares owned by his wife. Mr. Diefenderfer disclaims beneficial ownership of the 32,180 shares owned by his wife.
(4) Includes 4,348 shares owned indirectly by Mr. Ottmann as trustee under a revocable trust, which owns a 2.15% non-managing member interest in MelChart, LLC, which owns 202,217 shares subject to the Stockholder's Agreement referenced in footnote (4) below.
(5) Includes 3,250,172 shares owned by Samstock, L.L.C., 705,808 shares owned by Samstock/ZFT, L.L.C., 198,203 shares owned by Samstock/Alpha, L.L.C. and 719 shares owned by SZRT, L.L.C. 2,471,372 of the shares owned by Samstock, L.L.C, the 705,808 shares owned by Samstock/ZFT, L.L.C. and the 198,203 shares owned by Samstock/Alpha, L.L.C. are subject to a Stockholder's Agreement. Pursuant to the Stockholder's Agreement among these noted entities, each entity/Stockholder appointed Samstock, L.L.C. its true and lawful attorney and proxy during the period of said Stockholder's Agreement, to appear for, represent, and vote the shares held by each Stockholder, as defined in the Stockholder's Agreement, subject to the voting restrictions contained in said Agreement.

                 Section 16(a) Beneficial Ownership Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

   Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Company believes that during 2000 its Reporting Persons complied with all requirements applicable to them, except that Mr. Zell made a late filing of a report required by Section 16(a) relating to a purchase of shares of Common Stock.

                                    Auditors

   Arthur Andersen LLP served as the Company's independent auditor for the year ended December 25, 2000. The Board of Directors has selected Arthur Andersen LLP to serve as the Company's independent auditor for the current fiscal year, which began December 26, 2000. There have been no disagreements between the Company and its independent auditor relating to accounting procedures, financial statement disclosures, or related items. Representatives of Arthur Andersen LLP are expected to be available at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                         Report of the Audit Committee

   The Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU (S)380), as the same may be modified or supplemented.

   The Company's independent auditors also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same may be modified or supplemented, and the Committee discussed with the independent auditors that firm's independence.

   Based upon the Committee's reviews and discussion with management and the independent auditors, as discussed above, and the Committee's review of the representation of management and the report of the independent auditors to the Committee, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 25, 2000, for filing with the Securities and Exchange Commission.

   All of the members of the Committee were "independent directors" within the meaning of the New York Stock Exchange's listing standards. The Audit Committee has adopted a written charter. The charter is included as Exhibit A to this Proxy Statement.

                                          Respectfully submitted,

                                          Linda Walker Bynoe, Chairperson
                                          Barbara R. Allen
                                          William M. Diefenderfer III

Audit Fees

   The aggregate fees billed (or expected to be billed) for professional services rendered by the independent auditors for the audit of the Company's financial statements for fiscal year 2000 and the reviews by the independent auditor of the financial statements included in the Company's Forms 10-Q for fiscal year 2000 were approximately $156,000.

Financial Information Systems Design and Implementation Fees

   The Company was not billed by the independent auditors for any professional services with respect to designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements for fiscal year 2000.

All Other Fees

   The aggregate fees billed (or expected to be billed) for services rendered by the independent auditor and not described under Audit Fees and Financial Information Systems Design and Implementation Fees for fiscal year 2000 were $293,000. These fees primarily relate to tax services.

   The Audit Committee has considered whether the independent auditors' provision of the non-audit services described above is compatible with maintaining the independent auditors' independence.

                     Stockholder Proposals and Nominations

   Any stockholder intending to submit to the Company a proposal for inclusion in the Company's Proxy Statement and proxy for the 2002 Annual Meeting must submit such proposal so that it is received by the Company no later than December 24, 2001. Stockholder proposals should be submitted to the Secretary of the Company. No stockholder proposals were received for inclusion in this proxy statement.

   Pursuant to the Company's Bylaws, no nomination for election of directors will be considered properly brought before the next annual meeting by a stockholder unless notice is received by the Company not fewer than ninety (90) days prior to the meeting; provided that, if fewer than one hundred (100) days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice must be received by the Company no later than ten
(10) days following the day on which notice was mailed or public disclosure was made. No business proposal will be considered properly made at the next annual meeting by a stockholder, unless notice is received by the Company not less than thirty-five (35) days prior to the meeting; provided that if fewer than forty-five (45) days' notice or prior public disclosure is given or made to stockholders, notice must be received by the Company no later than the fifth day following the day on which notice was mailed or public disclosure was made. All notices received must contain certain information required by the Bylaws and SEC rules and regulations.

                                 Miscellaneous

   The Company knows of no matters other than the foregoing to be brought before the Annual Meeting, but if any other matter properly comes before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the proxies in accordance with their best judgment.

                         Annual Report to Stockholders

   The Company's Annual Report for the year ended December 25, 2000 was mailed to stockholders commencing on April 23, 2001.

   The Company will send to stockholders upon written request, without charge, a copy of the Company's 2000 Annual Report on Form 10-K (without exhibits) and any documents incorporated by reference in this proxy statement, filed with the Securities and Exchange Commission. Requests for copies of documents should be directed to the secretary, Chart House Enterprises, Inc., 640 North LaSalle Street, Suite 295, Chicago, IL 60610.

   Stockholders are urged to immediately mark, date, sign and return the enclosed Proxy in the envelope provided, to which no postage need be affixed if mailed in the United States.

                                          By Order of the Board of Directors

                                          Kenneth R. Posner
                                          Secretary
April 23, 2001
Chicago, Illinois

                                                                       EXHIBIT A

                         CHART HOUSE ENTERPRISES, INC.
                            AUDIT COMMITTEE CHARTER
                                December 5, 2000

I. ORGANIZATION

   Pursuant to the by-laws of Chart House Enterprises, Inc. (the "Company"), a Committee of the directors to be known as the "Audit Committee" (the "Committee") has been established. The members of the Committee shall appoint a Chairperson from amongst their number. The Committee shall be composed of not less than three independent directors, none of whom shall be an officer of the Company, or have a personal business relationship with any member of management which might conflict with their perceived independence. Each member shall meet the independence and experience requirements of the New York Stock Exchange, as follows:

  . Each member shall be financially literate, as the Company's Board of Directors (the "Board") in its business judgment interprets such qualification; and

  . At least one member shall have accounting or related financial management expertise, as the Board in its business judgment interprets such qualification.

   The time and place of meetings of the Committee shall be determined by the members thereof provided that (1) a quorum for meetings shall be at least two members present in person or by telephone; (2) unless otherwise agreed, the Committee shall meet at least quarterly; and (3) notice of the time and place of every meeting shall be given in writing, facsimile or e-mail communication to each member of the Committee, and the external and internal auditors of the Company. Independent directors individually, or as part of other Board committees, are welcome to attend and participate in the Committee's deliberations unless otherwise specified by the Chairperson.

II. STATEMENT OF PURPOSE

   The Committee is a committee of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities as they relate to:

  . The Company's accounting policies and internal controls;

  . Financial reporting practices;

  . Legal compliance and regulatory requirements;

  . The review of financial information to be provided to the shareholders and investment community; and

  . The independence and performance of the Company's internal and external auditors.

   In doing so, the Committee will contribute to maintaining open communications with the Board, the external auditors, the internal auditors and the management of the Company. The Committee shall communicate expectations and the nature, timing and extent of its information needs to management, internal and external auditors and others. The Committee should provide opportunity for the internal and external auditors to meet with the Committee without members of management present.

   Although the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the external auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the external auditor, or to assure compliance with any applicable laws and regulations and Company code of conduct.

III. COMMITTEE RESPONSIBILITIES, DUTIES AND AUTHORITY

   A. In accordance with its responsibilities and duties, the Committee will:

  1. Meet with the external auditor, the internal auditor and senior management of the Company to review:

    . The audit scope and procedures for the current year and the related fees;

    . The adequacy of the Company's internal financial and accounting controls and practices; and

    . The coordination of the internal auditor's work with that of the external auditor.

  2. Review with senior management and the external auditor at the completion of the annual examination:

    . The audited financial statements to be contained in the annual report to shareholders;

    . The external auditor's audit of the financial statements and the report thereon, inclusive of related footnotes;

    . Any significant changes required in the external auditor's audit plan;

    . Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards and management's responses;

    . Matters required to be discussed with the external auditor by the Statement on Auditing Standards #61 relating to the conduct of the audit; and

    . Any significant reporting issues and practices and any plans regarding changes in accounting practices or policies that could have a material effect upon the Company's financial statements.

  3. Review the quarterly financial statements with financial management and external auditor prior to the release of quarterly earnings.

   B. The Committee has the responsibility and authority to:

  1. Obtain all relevant information and documentation in order to carry out the duties of the Committee;

  2. Conduct or authorize investigations into any matters brought to its attention if, in the Committee's judgment, such matters warrant investigation;

  3. Ensure that the external auditor submits a formal written statement delineating all relationships between the external auditor and the Company and discuss with the Committee such disclosed relationships or services that may be construed to impact the objectivity and independence of the external auditor. Where necessary, the Committee shall recommend that the full Board take appropriate action to address the independence of the external auditor;

  4. Select, evaluate and replace the external auditor;

  5. Exercise its right to retain special legal, accounting or other consultants to advise the Committee; and

  6. Request any officer or employee of the Company, the Company's outside counsel or external auditor to attend a meeting of the Committee.

   C. Other responsibilities of the Committee include:

  1. Report the results of the annual audited financial statements and any significant matters discussed at each Committee meeting to the Board, with such recommendations, as the Committee may deem appropriate;

  2. Investigate any matter brought to the Committee's attention within the scope of its duties, rights and authority;

  3. Ensure that minutes of the Committee's meetings are kept and retained as records of the Company;

  4. Submit the Committee Charter to the Board for approval;

  5. Review and reassess the adequacy of the Charter annually, including an evaluation of each member's respective independence, financial literacy and experience as it relates to the New York Stock Exchange requirements and recommend to the Board any proposed changes to the Charter;

  6. Publish the Charter at least once every three years in accordance with SEC regulations;

  7. Prepare the report required by the SEC rules to be included in the Company's proxy statement for each annual stockholders meeting; and

  8. Perform such other functions as assigned to the Committee by law, the Company's charter or by-laws and/or the Board.

IV. EXTERNAL AUDITOR

   A. With respect to the external auditor, the Committee will:

  1. Recommend to the Board the external auditor to be selected to audit the Company's financial statements. The external auditor is ultimately accountable to the Committee and the Board. The Committee shall review the performance of the external auditor and annually recommend to the Board reappointment or removal as circumstances warrant.

  2. The Committee shall also:

    . Approve the fees and other significant expenses to be paid to the external auditor pursuant to a reviewed and Committee authorized engagement letter; and

    . Confirm and ensure the qualifications and independence of the external auditors, including a review of management consulting services and related fees provided by the external auditor.

  3. Ensure the external auditor is satisfied with the disclosure and content of material presented in filings with the SEC and other published documents containing the Company's financial statements.

  4. Review judgments about the quality, not just the acceptability, of accounting principles and the clarity of the financial disclosure practices used in preparing the Company's financial statements.

  5. Review the results of other non-financial audit services, including employee benefit plans.

V. INTERNAL AUDIT

   A. With respect to internal audit matters, the Committee will:

  1. Review with senior management and the internal auditor:

    . The internal audit function including the independence and authority of its reporting obligations;

    . The proposed audit plan for the coming year and any changes required in the planned scope;

    . A summary of findings from completed internal audits at each meeting of the Committee; and

    . Any significant findings, difficulties or issues encountered in the course of the internal audit during the year and management's responses.

  2. Review the appointment, performance, and replacement of the internal auditor.

VI. LEGAL COMPLIANCE AND REGULATORY REQUIREMENTS

   A. In connection with legal compliance and regulatory requirements, the Committee will:

  1. Review with management and outside consultants, if necessary:

    . The adequacy of the insurance and fidelity bond coverage;

    . Reported contingent liabilities, any litigation, claim or regulatory matter including tax assessments, that could have a material effect upon the financial and/or operating position of the Company;

    . Compliance issues relating to the industry, including health, environment and safety standards; and

    . The Company's debt compliance schedule.

  2. Review the results of findings of the Company's monitoring compliance with any applicable corporate governance policies and other ethical practices, conflicts of interest policy, and policies and procedures with respect to use of corporate assets.

                                 [CHT'S LOGO]


                                  DETACH HERE

--------------------------------------------------------------------------------

                                     PROXY

                         CHART HOUSE ENTERPRISE, INC.

                  640 LaSalle Street, Chicago, Illinois 60610

                   Proxy for Annual Meeting of Stockholders

                 Solicited on Behalf of the Board of Directors

     The undersigned stockholder of Chart House Enterprise, Inc., a Delaware corporation (the "Company"), hereby appoints SAMUEL ZELL and THOMAS J. WALTERS, or either of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 16, 2001, at 10:00 a.m., Chicago time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

     The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director as described in the Proxy Statement, and in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.


------------------                                             ----------------
 SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
    SIDE                                                            SIDE
------------------                                             ----------------

                        (CONTINUED FROM THE OTHER SIDE)

                         Chart House Enterprises, Inc.
                                 C/O EQUISERVE
                                 P.O. BOX 9398
                            BOSTON, MA. 02205-9398


                                  DETACH HERE


[X] Please mark votes as in this example.

1.  ELECTION OF EIGHT DIRECTORS
    Nominees:

      01 Barbara R. Allen
      02 Linda Walker Bynoe
      03 William M. Diefenderfer III
      04 Jeffrey D. Klein
      05 Robert A. McCormack
      06 Stephen Ottmann
      07 Thomas J. Walters
      08 Samuel Zell

               For all nominees        Withheld from all nominees
                     [ ]                          [ ]

[ ]
   --------------------------------------
   For all nominees except as noted above


MARK HERE IF YOU PLAN TO ATTEND THE MEETING     [ ]


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or officer, please give full title under signature.


Signature:            Date:            Signature:            Date:
          ------------     --------              ------------     --------